UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 9, 2013

SPORT CHALET, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada Flintridge, CA 91011

(Address of principal executive offices) (Zip Code)

(818) 949-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     Resignation of Director

Effective October 9, 2013, Eric S. Olberz resigned as a member of the Board of Directors of Sport Chalet, Inc. (the "Company"). Mr. Olberz did not resign because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices. A copy of his letter of resignation is attached as Exhibit 99.1 to this Report.

(d)     Election of New Director

On October 14, 2013, the Board of Directors of the Company elected Miki R. Berardelli to the Board of Directors effective immediately. Ms. Berardelli is currently the Chief Marketing Officer for Tory Burch, a women’s fashion clothing and accessories company.

Under the current compensation for directors, Ms. Berardelli is entitled to receive an annual retainer of $22,500 plus $900 for each Board or committee meeting attended during the fiscal year, as well as reimbursement of expenses incurred in attending meetings. Ms. Berardelli will also be entitled to receive on the date of each annual meeting of stockholders, options under the Company’s 2004 Equity Incentive Plan to purchase 2,000 shares of Class A Common Stock at the fair market value on the date of grant. All such options will be fully vested upon grant and expire ten years from the date of grant. Ms. Berardelli’s annual retainer will be prorated for 2013.

Item 7.01	Regulation FD Disclosure.

On October 14, 2013, the Company issued a press release announcing the resignation of Mr. Olberz and the election of Ms. Berardelli described in Item 5.02 above. A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information furnished in Item 7.01 of this Report, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description of Exhibit
99.1	Resignation of Eric S. Olberz, effective as of October 9, 2013.

99.2	Press release dated October 14, 2013, entitled: “Sport Chalet Elects Miki Berardelli to Its Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT CHALET, INC.
Date: October 15, 2013
	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky,
Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Resignation of Eric S. Olberz, effective as of October 9, 2013

99.2	Press release dated October 14, 2013, entitled: “Sport Chalet Elects Miki Berardelli to Its Board of Directors.”